Exhibit 10.1

Execution Version

STOCKHOLDER SUPPORT AGREEMENT

THIS STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”) is entered into as of September 24, 2025, by and among (a) Igloo Group Parent, Inc., a Delaware corporation (“Parent”), Integral Ad Science Holding Corp., a Delaware corporation (the “Company”), (c) Vista Equity Partners Management, LLC, a Delaware limited liability company (“Vista”), (d) each of the stockholders of the Company whose names are set forth on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”, and together with Vista, the “Vista Parties” and each, a “Vista Party”) and (e) solely for purposes of Section 3 and Section 10 hereof, Vista Equity Partners Fund VI GP, L.P., a Cayman Islands limited partnership, VEPF VI GP, Ltd., a Cayman Islands limited company, VEP Group, LLC, a Delaware limited liability company and VEPF Management, L.P., a Delaware limited partnership. Capitalized terms used and not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).

RECITALS

Pursuant to the Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among Parent, Igloo Acquisition Company, Inc., a Delaware corporation and wholly-owned Subsidiary of Parent (“Merger Sub”), and the Company, it is contemplated that Merger Sub will merge with and into the Company (the “Merger”), and the with the company surviving the Merger as a wholly owned subsidiary of Parent.

As of the date hereof, each Stockholder is the record and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of the shares of Company Common Stock set forth opposite its name on Schedule A hereto (the “Existing Shares” and, together with any shares of Company Common Stock acquired by such Stockholder after the date hereof, whether upon the exercise of warrants, options or rights, the conversion or exchange of any Existing Shares or convertible or exchangeable securities or by means of purchase, dividend, distribution or otherwise, the “Subject Shares”).

As an inducement to Parent’s entry into the Merger Agreement, each Vista Party is executing and delivering this Agreement simultaneously with the execution and delivery of the Merger Agreement by the parties thereto.

AGREEMENT

In consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Written Consent; Other Voting Arrangements.

(a) Each Stockholder agrees that, promptly after the execution of this Agreement, unless a Company Board Recommendation Change has occurred and has not been withdrawn or rescinded or this Agreement has been terminated in accordance with Section 9 hereof, such Stockholder shall irrevocably execute and deliver, or shall cause to be irrevocably executed and delivered, to the Company a written consent approving the adoption of the Merger

Agreement and approving the Transactions, including the Merger, with respect to all of the Subject Shares, such written consent to be substantially in the form attached hereto as Exhibit A. Such written consent shall be given in accordance with such procedures relating thereto, including pursuant to the DGCL and each of the Company’s organizational documents, including the Company Charter and Company Bylaws, so as to ensure that it is duly counted for purposes of recording the results of such consent and otherwise effective for all purposes, including under the DGCL.

(b) Each Stockholder agrees that, from and after the date hereof until the Termination Date (as defined below), such Stockholder shall not, without limitation of the other terms of this Agreement, including the terms set forth in Section 2 hereof, (i) enter into any agreement, arrangement or understanding with any Person to vote or give any instruction in any manner inconsistent with Section 1(a) hereof, and (ii) enter into any tender, voting or other similar agreement, deposit any Subject Shares into a voting trust, or grant a proxy or power of attorney, with respect to any of such Stockholder’s Subject Shares that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Shares that would otherwise restrict, limit or interfere with the performance of any of such Stockholder’s obligations under this Agreement, including under this Section 1.

(c) Such Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any other Transactions that such Stockholder may have by virtue of, or with respect to, any Subject Shares (including any and all such rights under Section 262 of the DGCL).

2. Transfers of Subject Shares. From and after the date hereof until the Termination Date, other than pursuant to a letter of transmittal delivered in accordance with the terms of the Merger Agreement or with the prior written consent of Parent, each Stockholder agrees not to, directly or indirectly sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or otherwise dispose of (collectively, “Transfer”) any of the Subject Shares or any rights with respect thereto, unless (i) such Transfer is to an Affiliate of such Stockholder that occurs following the delivery of the Stockholder Consent pursuant to the Merger Agreement, and (ii) prior to making such Transfer, the transferee of the Subject Shares has agreed to be bound by the terms of this Agreement to the same extent as the Stockholder with respect to the Subject Shares so transferred pursuant to a written agreement reasonably acceptable to Parent and acknowledges the execution and effectiveness of the Stockholder Consent.

3. Termination of Certain Agreements. Effective as of the Closing and without the need for any further action by any party thereto, each of the agreements listed on Exhibit B hereto shall be deemed terminated and shall cease to be of any further force or effect (the agreements listed on Exhibit B hereto are collectively referred to herein as the “Terminated Agreements”), and (without limitation of the terms set forth in Section 3 hereof) neither the Company nor any Subsidiary thereof shall have any further obligations or liabilities pursuant to the terms thereof. Notwithstanding the foregoing, (i) the Director Nomination Agreement shall, subject to the terms set forth in this Section 3, survive the Closing in full (other than with respect to Sections 1 through 3 therein, which shall terminate effective as of the Closing) and (ii) the Registration Rights

Agreement shall, subject to the terms set forth in this Section 3, survive the Closing solely with respect to Section 6 thereof and any other section thereof necessary for the enforcement of the parties’ rights and obligations under Section 6 thereof, provided, that notwithstanding the survival of the Director Nomination Agreement (other than Sections 1 through 3 therein) or Section 6 of the Registration Rights Agreement (and any other section thereof necessary for the enforcement of the parties’ rights and obligations under Section 6 thereof) or anything contained in any Terminated Agreement, the Merger Agreement or the Organizational Documents of the Company or any Subsidiary thereof, Vista Equity Partners Fund VI, L.P., Vista Equity Partners Fund VI-A, L.P., VEPF VI FAF, L.P., Vista Equity Partners Fund VI GP, L.P., VEPF VI GP, Ltd., VEP Group, LLC, VEPF Management, L.P., Vista Equity Partners Management, LLC and any affiliate of any of the foregoing (collectively, the “Indemnified Vista Parties”) shall not be entitled to indemnification, reimbursement or contribution from, or to be held harmless or defended by, the Company or any Subsidiary thereof pursuant to the Terminated Agreements or otherwise (including pursuant to Section 7(a) of the Director Nomination Agreement or Section 6 of the Registration Rights Agreement) with respect to or arising out of the Existing Litigations and any similar or other litigation that may arise following the date hereof and which relates to events, facts and circumstances arising prior to the date hereof that are substantially similar to those alleged in the Existing Litigation. For the avoidance of doubt, (1) nothing contained herein shall impact the right of any director of the Company or any Subsidiary thereof (including any such director that is an affiliate of the Indemnified Vista Parties), in his or her capacity as such, to be indemnified or held harmless by the Company or any Subsidiary thereof pursuant to the Organizational Documents of the Company or such Subsidiary, any indemnification agreement to which such person is a party or applicable Law and (2) except as set forth in this Section 3, the Indemnified Vista Parties’ indemnification rights pursuant to Section 7 of the Director Nomination Agreement and Section 6 of the Registration Rights Agreement shall continue in full force and effect, provided that the Vista Indemnified Parties shall not settle, comprise or agree to any judgment or similar ruling in respect of any matter for which the Vista Indemnified Parties are entitled to indemnification, reimbursement or contribution from, or to be held harmless or defended by, the Company or any Subsidiary thereof without the prior written consent of the Company and Parent, such consent not to be unreasonably withheld, conditioned or delayed. From the date hereof through the Termination Date, the Vista Parties agree not to amend or modify any of the Terminated Agreements without the prior written consent of Parent.

4. Confidentiality. For a period commencing on the date hereof and ending on the second (2nd) anniversary of the Closing Date or the earlier termination of this Agreement (the “Restrictive Period”), each Vista Party will hold in confidence and refrain from disclosing or using, and will cause its Restricted Affiliates to hold in confidence and refrain from disclosing or using, unless compelled to disclose by rule, regulation, regulatory authority, judicial or administrative process or similar process or by other requirements of applicable Law (in which case, for clarity, such Vista Party and its Restricted Affiliates shall be permitted to disclose such Confidential Information without violating this Agreement subject to providing prompt notice thereof to Parent so that Parent may seek, at Parent’s expense, a protective order or other confidential treatment of such Confidential Information), all Confidential Information, except to the extent that such information (i) is publicly available through no fault of such Vista Party or any Restricted Affiliate thereof, (ii) is or becomes available to such Vista Party or Restricted Affiliate thereof on a non-confidential basis from a source, other than Parent, the Company or their respective Affiliates, which, to the knowledge of such Vista Party or such Restricted Affiliate has no obligation of confidentiality with respect to such Confidential Information, (iii) was or is independently developed by such Vista Party or Restricted Affiliate thereof without reference to or use of such Confidential Information or (iv) has been previously or is approved by Parent in writing for release by such Vista Party or such Restricted Affiliate. Notwithstanding anything to the contrary stated herein, this Section 4 shall not prohibit any Vista Party from (A) using or disclosing the Confidential Information regarding the investment performance and returns arising from its investment in the Company for customary fundraising, marketing, informational, transactional or reporting activities of investment funds managed or advised, directly or indirectly, by such Vista Party or any of its Affiliates or (B) providing ordinary course communications regarding the Merger Agreement and the Transactions to existing or prospective general and limited partners, direct or indirect equityholders, members, investors and affiliates in accordance with Section 6.11 of the Merger Agreement; provided, however, such disclosure of Confidential Information shall be made subject to customary confidentiality obligations with respect to such Confidential Information. “Confidential Information” means any information, data or documents which are currently held or hereafter obtained by any Vista Party or any Affiliate thereof relating to the Company or any of its Subsidiaries or their respective business, operations, properties or prospects, whether oral or in written form.

5. Non-Solicitation and Non-Hire of Employees; Enforcement.

(a) As a material inducement to Parent to enter into the Merger Agreement and to consummate the transactions contemplated thereby, each Vista Party hereby agrees to the covenants and agreements set forth on Exhibit C hereto. If at the time of enforcement of Section 4 or Section 5 a court of competent jurisdiction holds that the restrictions stated therein are unreasonable under circumstances then existing, including by reason of its extending for too great a period of time or by reason of its being too extensive in any other respect, the parties hereto agree that the maximum period or scope enforceable under such circumstances shall be substituted for the stated period or scope and that the court of competent jurisdiction shall be allowed to revise the restrictions contained therein to cover the maximum period and scope permitted by Law. The parties hereto agree that Parent and its Affiliates would suffer irreparable harm from a breach of this Agreement, including Section 4 or Section 5 hereof, by a Vista Party and that money damages would not be an adequate remedy for any such breach of this Agreement. Therefore, in the event of a breach or threatened breach of this Agreement, without limitation of any other rights or remedies, Parent, the Company and their respective Affiliates and their successors or assigns, shall be entitled to specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). Each Vista Party acknowledges and agrees that the restrictions contained in this Agreement are reasonable (including as to duration and scope) and are necessary to ensure the preservation, protection and continuity of the business, trade secrets and goodwill of the Company and its Subsidiaries.

6. No Shop. The Vista Parties shall, and shall cause their Restricted Affiliates and its and their respective directors, officers and employees to, and shall direct its other Representatives to, comply with the terms set forth in Section 5.3 of the Merger Agreement as if they were direct parties thereto with all of the obligations of the Company thereunder, with such exceptions to such obligations as are set forth in Section 5.3 of the Merger Agreement that are applicable to the Company, all of which terms shall apply mutatis mutandis, including that the Vista Parties shall not authorize or knowingly permit its Representatives to take any of the restricted actions under Section 5.3 of the Merger Agreement.

7. Further Assurances. The Vista Parties shall, and shall cause the Restricted Affiliates thereof to, use reasonable best efforts to, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company may reasonably request to the extent necessary and subject to the terms of the Merger Agreement, to consummate the transactions contemplated by this Agreement. In addition, the Vista Parties shall, and shall cause the Restricted Affiliates thereof to, use reasonable best efforts to assist and cooperate with the other parties in doing, all things that are reasonably necessary under applicable Law to consummate and make effective the Transactions (subject to and in accordance with the terms of the Merger Agreement), including (if applicable) making all necessary filings with relevant Governmental Entities.

8. Representations and Warranties of each Vista Party. Each Vista Party hereby represents and warrants to Parent that (a) such Vista Party has all requisite organizational power and authority to execute, deliver and perform this Agreement, (b) execution by such Vista Party of this Agreement and the performance of its obligations hereunder have been duly and validly authorized by all required limited partnership or similar corporate action on the part of such Vista Party, and no other proceedings on the part of such Vista Party are required to authorize this Agreement or to perform such Vista Party’s obligations hereunder, and (c) this Agreement has been duly executed and delivered by such Vista Party and assuming that this Agreement constitutes the legal, valid and binding obligation of Parent, constitutes the legal, valid and binding obligation of such Vista Party, enforceable against such Vista Party in accordance with its terms.

9. Termination. This Agreement shall terminate automatically, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earlier to occur of (a) the valid termination of the Merger Agreement in accordance with its terms and (b) the Effective Time, other than those provisions which survive by the nature of their terms (the earliest such date set forth in clauses (i) through (ii), the “Termination Date”).

10. General Provisions.

(a) Definition. For purposes of this Agreement, (i) “Affiliate” has the meaning set forth in the Merger Agreement, (ii) “Existing Litigations” means the following: Scarantino v. Vista Equity Partners Management, LLC, et al., C.A. No. 2024-1103-JTL (Del. Ch.), Oklahoma Firefighters Pension and Retirement System v. Integral Ad Science Holding Corp., et al., Case No. 1:25-cv-847 (S.D.N.Y.), Tauber v. Lisa Utzschneider et al., Case No. 1:25-cv-02039 (S.D.N.Y.), Newman v. Lisa Utzschneider et al., Case No. 1:25-cv-04622 (S.D.N.Y.), and (iii) “Restricted Affiliate” means, with respect to a Vista Party (A) any investment vehicles or funds managed by such Vista Party or its Affiliates and each of their respective affiliated management entities and general partners and (B) the Affiliates of such Vista Party or any of the investment vehicles or funds managed by such Vista Party or its Affiliates; provided, that (A) the Company and its Subsidiaries shall not be deemed Restricted Affiliates of any Vista Party for purposes of this Agreement, and (B) no “portfolio company” (as the term is commonly used in the private equity industry) of such Vista Party or any of its Affiliated investment funds shall be deemed to be a “Restricted Affiliate”

unless such portfolio company receives Confidential Information from, or acts at the explicit direction with respect to such restricted action, of such Vista Party or an Affiliated investment fund of such Vista Party or any of their Affiliates (provided, however, that a portfolio company shall not be deemed to have received Confidential Information hereunder solely due to the fact that such Vista Party’s employees, directors or officers (such person, an “Investment Professional”) who has received or had access to the Confidential Information serves as an officer, employee or member of the board of directors (or similar governing body) of such portfolio company so long as such Person does not provide Confidential Information to such portfolio company (other than to another Investment Professional).

(b) Amendment; Extension or Waiver. Any provision of this Agreement may be amended only in a writing signed by Parent and each Vista Party. Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

(c) Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered by hand, or sent by email, or sent by reputable overnight courier service and shall be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case, to the intended recipient as set forth below (or to such other recipient as designated in a written notice to the other parties hereto in accordance with this Section 10(c)):

if to Parent, to:

c/o Novacap Management Inc.

3400, rue de l’Eclipse

Suite 700

Brossard, Québec

Canada J4Z 0P3

E-mail:	****
****
Attention:	Maxime Charbonneau;
Josiane Turcotte
Legal Affairs

with a copy (which shall not constitute actual or constructive notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

E-mail:	****
****
****

Attention:	Russell L. Leaf
Jared Fertman
Samir Patel

if to the Company, to:

Integral Ad Science Holding Corp.

12 E. 49th Street, 20th Floor

New York, NY

Attn:	Lisa Utzschneider
Yossi Almani
Email:	****
****

with a copy prior to the Closing (which shall not constitute actual or constructive notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

E-mail:	****
****
Attention:	Daniel Wolf, P.C.
David M. Klein, P.C.

with a copy after the Closing (which shall not constitute actual or constructive notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

E-mail:	****
****
****
Attention:	Russell L. Leaf
Jared Fertman
Samir Patel

if to a Vista Party, to:

c/o Vista Equity Partners Management, LLC

Four Embarcadero Center, 20th Floor

San Francisco, CA 94111

E-mail:	****
Attention:	Christina Lema

with a copy (which shall not constitute actual or constructive notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

E-mail:	****
****
Attention:	Daniel Wolf, P.C.
David M. Klein, P.C.

(d) Interpretation. The Section headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. When used herein, (i) the words “hereof,” “hereunder,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(e) Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(f) Entire Agreement; Third-Party Beneficiaries. This Agreement, together with the Merger Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

(g) Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns. No assignment by any party will relieve such party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 10(g) is null and void.

(h) Governing Law. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Parent, the Company or the Vista Parties in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

(i) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(j) Jurisdiction. Each of the parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, and nothing in this Section 10(j) will affect the right of any party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement; (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement shall be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it shall not bring any Legal Proceeding relating to this Agreement in any court other than the Chosen Courts. Each of Parent, the Company and the Vista Parties agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(k) WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF

OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(K).

(l) Capacity. Notwithstanding anything to the contrary in this Agreement, (i) each Stockholder is entering into this Agreement, and agreeing to become bound hereby, solely in its capacity as a stockholder of the Company and not in any other capacity (including without limitation any capacity as a director of the Company) and (ii) nothing in this Agreement shall obligate such Stockholder to take, or forbear from taking, any action as a director (including without limitation through the individuals that it has elected, or designated to be elected, to the Board of Directors of the Company).

(m) Expenses. Unless otherwise expressly set forth herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

(n) No Agreement Until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, the Merger Agreement, this Agreement and the Transactions, including the Merger.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Stockholder Support Agreement to be executed as of the date first written above.

IGLOO GROUP PARENT, INC.

By:	/s/ Samuel Nasso
Name:	Samuel Nasso
Its:	President

INTEGRAL AD SCIENCE HOLDING CORP.

By:	/s/ Lisa Utzschneider
Name:	Lisa Utzschneider
Its:	Chief Executive Officer

VISTA EQUITY PARTNERS FUND VI, L.P.

By: Vista Equity Partners Fund VI GP, L.P.
Its: General Partner

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Director

VISTA EQUITY PARTNERS FUND VI-A, L.P.

By: Vista Equity Partners Fund VI GP, L.P.
Its: General Partner

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Director

VEPF VI FAF, L.P

By: Vista Equity Partners Fund VI GP, L.P.
Its: General Partner

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Director

VISTA EQUITY PARTNERS FUND VI GP, L.P.

By: VEPF VI GP. Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Director

VEPF VI GP. LTD.

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Director

VEPF MANAGEMENT, L.P.

By: VEP Group, LLC
Its: Managing Member

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Managing Member

VEP GROUP, LLC

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Managing Member

VISTA EQUITY PARTNERS MANAGEMENT, LLC

By: VEP Group, LLC
Its: Senior Managing Member

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Managing Member

Schedule A

Subject Shares

Stockholder	Subject Shares
Vista Equity Partners Fund VI, L.P.	40,222,196
Vista Equity Partners Fund VI-A, L.P.	24,298,354
VEPF VI FAF, L.P.	489,451